Putnam
Utilities
Growth and
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: RULER]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that Putnam Utilities Growth and Income Fund delivered strong performance during the six months ended April 30, 2003, a period that enjoyed a much improved market environment, especially following the conclusion of military conflict in Iraq. While your fund underperformed its benchmark index, it outperformed its Lipper category average. You will find the details on page 7.

As the management team explains in the following report, the fund's results were dampened somewhat by its emphasis on companies with higher-quality balance sheets at a time when lower-quality companies were rebounding from extremely depressed levels. The fund's exposure to recovering California regulated utilities was instrumental in helping it outperform its Lipper peer group for the period. The management team also discusses a number of developing trends that they believe bode well for the utilities industries and the fund in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Utilities Growth and Income Fund advanced strongly during the six months ended April 30, 2003, with class A shares gaining 9.32% at net asset value and 3.02% at public offering price for the period.

* Due to differences in composition and emphasis, the fund underperformed the Standard and Poor's Utilities Index, which returned 12.42% for the same period.

* However, the fund's composition and emphasis enabled it to significantly outperform the 6.96% average return of its Lipper Utility Funds peer group.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The performance of utility stocks improved significantly over the past six months, as the harsh financial climate in the gas and power sector eased and the overall market rallied following the end of the war in Iraq. Lower-quality, financially stressed companies were the greatest beneficiaries of the market rally as these types of companies stood to benefit the most from banks' decisions to loosen access to capital. The fund underperformed the Standard and Poor's Utilities Index due to the management team's emphasis on stocks of companies with higher-quality balance sheets in an environment that favored stocks of lower-quality companies. In addition, the fund's exposure to the telecommunications sector -- a sector not represented in the benchmark -- also detracted from relative results as this sector underperformed utilities during the period. The fund's emphasis on recovering California-based regulated utilities was among the strategies that helped it to perform better than the average return posted by its Lipper category group.

Fund Profile

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.


* MARKET OVERVIEW

The improvement in the market environment for utility stocks began in October, when downward readjustment for utilities' bond ratings slowed markedly. Agencies decided that they had lowered ratings sufficiently to reflect their changed post-deregulation view of the risks in the utilities business. This was a welcome sign for the merchant-generation companies (electric-generating companies allowed to sell power at varying rates; also called unregulated utilities) and power-trading companies -- businesses within the utilities sector that had been particularly hard hit by repeated downgrades. At the same time, banks concluded that their loans to troubled utilities companies were worth more if the borrowers remained solvent and they relented in negotiations with several high-profile debtors. The confluence of these two events spurred a rally in utilities stocks.

The improved conditions were not limited to the financial environment. High gas prices pushed up merchant-power prices, since in most of the United States gas sets the baseline price for power providers because it is the highest cost fuel for power production. The profitability of gas generators did not improve in most cases, since gas costs and power revenues moved together. Merchant generators who used relatively stable coal and nuclear fuel to generate power saw increased profits. The primary cause of higher gas prices is the decline of the production of natural gas in North America. We believe that continued high demand and reduced supply of natural gas support a move to higher prices, which suggests the need for careful stock selection.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Equities

S&P Utilities Index                                             12.42%
-----------------------------------------------------------------------
S&P 500 Index (broad U.S. stock market)                          4.48%
-----------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                        4.28%
-----------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                          5.25%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (taxable U.S. bonds)                 4.31%
-----------------------------------------------------------------------
Credit Suisse First Boston (CSFB)
High Yield Index (high-yield bonds)                             19.75%
-----------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                          1.91%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

In the final two months of the period, the management team increased the fund's allocation to equities from just over 80% to almost 90%, as confidence in the economic environment has improved and we believe that the prolonged appreciation in bond prices is running out of steam as interest rates recently dipped below 45-year lows. The fund's bond holdings contributed positively to performance throughout the period in an environment of declining interest rates in general and improved perception of utilities in particular.

Within equities, the management team continues to allocate about 70% to gas, power, and water, and 30% to telecommunications including regional Bells. Overall, we are maintaining a slight emphasis on stocks of companies with higher balance sheet quality. Where our research suggests that the market has over-discounted potential negatives, we do own stocks that are currently out of favor.

The fundamentals of the telecommunications sector have not changed significantly as the industry continues to suffer from global overcapacity. The stock price of companies that Putnam categorizes as among the weaker competitors in the telecommunications sector rose amid the rallies of low-quality companies at both the beginning and end of the period. This hurt relative performance since the fund's allocation favors larger well-established companies. As in our approach to the utilities sectors, we currently are emphasizing financially strong companies and those with exposure to the wireless sector.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTOR WEIGHTINGS COMPARED]

TOP INDUSTRY SECTOR WEIGHTINGS COMPARED*

                           as of 10/31/02     as of 4/30/03

Electric utilities              57.9%             56.8%

Telecommunications              20.6%             20.9%

Regional Bells                   9.6%              8.2%

Natural gas utilities            5.9%              8.1%

Water utilities                  1.8%              1.4%

Footnote reads:
*This chart shows how the fund's top industry sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

The fund owns large positions in a few carefully selected names like PG&E, Edison International, and CenterPoint Energy that performed well during the period. All three companies benefited from the improvement in the financial environment for utilities and higher power prices. PG&E and Edison were helped by the continued recovery of California regulated utilities from the power crisis of 2000-2001. Reliant Resources, another positive contributor to performance, made strong gains early in the period, as the easing of the financial climate benefited all financially stressed power generators; we took advantage of market appreciation to liquidate this position in the first half of the period. The fund's holdings in the electric utilities sector include Dominion Resources, Entergy, and FPL Group -- companies that we believe fit our high-quality balance sheet criteria.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS*

Vodafone Group PLC
(United Kingdom)
Telecommunications

Entergy Corp.
Electric utilities

PG&E Corp.
Electric utilities

Dominion Resources, Inc.
Electric utilities

Edison International
Electric utilities

Exelon Corp.
Electric utilities

FPL Group, Inc.
Electric utilities

SBC Communications, Inc.
Regional Bells

Duke Energy Corp.
Electric utilities

Verizon Communications, Inc.
Regional Bells

Footnote reads:
*These holdings represent 38.2% of the fund's net assets as of 4/30/03. The fund's holdings will change over time.


The single largest detractor from relative performance during the period was the fund's substantial out-of-benchmark exposure to Sierra Pacific Resources. This company's stock price suffered from an adverse regulatory ruling made worse by what many investors thought was an inappropriate response by the company's management team. Notwithstanding Sierra Pacific's disappointing performance during the period, we have continued to hold the stock because we believe that the company's difficulties will diminish and the stock price will rise from its currently oversold position.

The fund's Duke Energy holding also hurt performance during the period as the company's exposure to rising natural gas prices put it at a disadvantage to other power generators that are exclusively coal- and nuclear-powered. The period was a difficult one for some of the companies that specialize in trading energy and the fund's position in Aquila, Inc. hurt performance. After concluding that Aquila was too small to compete effectively in the energy-trading sector, we decided to liquidate the fund's position.

In the telecommunications sector, the largest contributors to performance were two market leaders: NTT DoCoMo (Japan) and Vodafone (Europe), the fund's largest holding. The fund's smaller-than-benchmark position in Sprint also benefited results as Sprint's stock underperformed the benchmark during the period. The fund's positions in SK Telecom (South Korea) detracted from performance as did the fund's preference for stocks of conservative companies such as BellSouth, CenturyTel, and Citizens Communications in an environment that favored weaker companies.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Utilities Team. The members of the team are Michael Yogg (Portfolio Leader), Stephen Balter (Portfolio Member), James Prusko (Portfolio Member), and Joshua Brooks.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Recent stock-market performance indicates that the momentum of the three-year-old bear market has been interrupted if not stopped. Most markets registered gains in last year's final quarter and were generally in positive territory for the first four months of 2003.

We believe that fundamentals must improve for the post-Iraq rally to continue. The picture here is mixed. On the positive side, the news on corporate profits has been generally good; of S&P 500 companies that have reported first-quarter earnings so far, over 80% have met or exceeded consensus analyst expectations. This is an encouraging pattern, one that is all the more impressive in an environment of tightened accounting practices. On the other hand, economic data have been almost uniformly disappointing. Consumer sentiment has been an exception, but its recent spike is reminiscent of a similar surge after the Gulf War.

The fund's management team expects that the financial recovery of the electric utilities sector will continue, allowing better prices to result in higher earnings. We believe that the continued resolution of the California energy crisis will work to the benefit of the companies in this region, several of which are held by the fund. We expect Sierra Pacific's regulatory difficulties to be resolved and are watching for continued financial improvement at Centerpoint Energy. Overall, we believe that regulated utilities should fare relatively well and that the regulatory climate may improve, including some re-regulation in jurisdictions, like California, where deregulation has been problematic.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one industry sector and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 4/30/03

                      Class A        Class B        Class C       Class M
(inception dates)    (11/19/90)     (4/27/92)      (7/26/99)      (3/1/95)
                     NAV    POP    NAV    CDSC    NAV    CDSC    NAV    POP
------------------------------------------------------------------------------
6 months            9.32%  3.02%  8.81%   3.81%  8.96%   7.96%  8.91%  5.15%
------------------------------------------------------------------------------
1 year            -16.98 -21.78 -17.65  -21.67 -17.65  -18.45 -17.46 -20.31
------------------------------------------------------------------------------
5 years           -22.06 -26.51 -25.01  -26.09 -24.99  -24.99 -24.07 -26.71
Annual average     -4.86  -5.98  -5.59   -5.87  -5.59   -5.59  -5.36  -6.03
------------------------------------------------------------------------------
10 years           53.37  44.52  42.04   42.04  42.12   42.12  46.00  40.95
Annual average      4.37   3.75   3.57    3.57   3.58    3.58   3.86   3.49
------------------------------------------------------------------------------
Annual average
(life of fund)      6.05   5.54   5.24    5.24   5.25    5.25   5.52   5.21
------------------------------------------------------------------------------
Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                          Lipper Utility
                                       S&P Utilities      Funds category
                                           Index             average*
------------------------------------------------------------------------------
6 months                                   12.42%             6.96%
------------------------------------------------------------------------------
1 year                                    -27.38            -16.47
------------------------------------------------------------------------------
5 years                                   -18.59            -12.63
Annual average                             -4.03             -2.81
------------------------------------------------------------------------------
10 years                                   32.57             62.25
Annual average                              2.86              4.87
------------------------------------------------------------------------------
Annual average
(life of fund)                              5.76              7.28
------------------------------------------------------------------------------
*Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/03, there were 91, 88, 67, and 22 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

                           Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                     2            2            2            2
------------------------------------------------------------------------------
Income                    $0.110       $0.084       $0.084        $0.093
------------------------------------------------------------------------------
Capital gains               --           --           --            --
------------------------------------------------------------------------------
  Total                   $0.110       $0.084       $0.084        $0.093
------------------------------------------------------------------------------
Share value:            NAV    POP       NAV          NAV       NAV    POP
------------------------------------------------------------------------------
10/31/02              $6.71  $7.12      $6.67       $6.67     $6.70  $6.94
------------------------------------------------------------------------------
4/30/03                7.22   7.66       7.17        7.18      7.20   7.46
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1                 3.05%  2.87%      2.34%       2.34%     2.56%  2.47%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2                2.84   2.67       2.12        2.12      2.36   2.27
------------------------------------------------------------------------------
1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                    Class A        Class B         Class C         Class M
(inception dates)  (11/19/90)     (4/27/92)       (7/26/99)        (3/1/95)
                  NAV     POP    NAV     CDSC    NAV     CDSC    NAV     POP
------------------------------------------------------------------------------
6 months         5.99%  -0.03%  5.63%    0.63%  5.63%    4.62%  5.74%   2.11%
------------------------------------------------------------------------------
1 year         -25.62  -29.89 -26.24   -29.85 -26.16   -26.88 -25.96  -28.56
------------------------------------------------------------------------------
5 years        -28.63  -32.72 -31.33   -32.31 -31.28   -31.28 -30.44  -32.85
Annual average  -6.52   -7.62  -7.24    -7.51  -7.23    -7.23  -7.00   -7.66
------------------------------------------------------------------------------
10 years        42.95   34.73  32.39    32.39  32.50    32.50  36.13   31.31
Annual average   3.64    3.03   2.85     2.85   2.85     2.85   3.13    2.76
------------------------------------------------------------------------------
Annual average
(life of fund)   5.51    5.01   4.72     4.72   4.72     4.72   4.99    4.69
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

S&P Utilities Index is an unmanaged index of common stocks issued by utilities companies.

S&P 500 Index is an unmanaged index of common stock  performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Lehman Aggregate Bond Index is an unmanaged index of taxable U.S.
fixed-income securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Intermediate Treasury Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

COMMON STOCKS (89.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Combined Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            300,162 United Utilities PLC (United Kingdom)                                                $2,883,111

Electric Utilities (53.1%)
-------------------------------------------------------------------------------------------------------------------
             97,500 Alliant Energy Corp.                                                                  1,712,100
            142,065 Ameren Corp.                                                                          5,821,824
            331,300 American Electric Power Co., Inc.                                                     8,739,694
          1,312,400 CenterPoint Energy, Inc.                                                             10,367,960
            199,000 Consolidated Edison, Inc.                                                             7,735,130
            421,600 Dominion Resources, Inc.                                                             24,950,288
            107,400 DPL, Inc.                                                                             1,486,416
            184,389 DTE Energy Co.                                                                        7,434,564
          1,006,200 Duke Energy Corp.                                                                    17,699,058
          1,469,700 Edison International (NON)                                                           21,442,923
             14,100 Electrabel SA (Belgium)                                                               3,379,401
            893,922 Electricidade de Portugal SA (Portugal)                                               1,615,850
            296,300 Energy East Corp.                                                                     5,398,586
            596,300 Entergy Corp.                                                                        27,793,543
            397,700 Exelon Corp.                                                                         21,094,008
            431,300 FirstEnergy Corp.                                                                    14,547,749
            312,000 FPL Group, Inc.                                                                      18,991,440
            115,030 Iberdrola SA (Spain)                                                                  1,852,097
             56,100 OGE Energy Corp.                                                                      1,006,995
          1,726,734 PG&E Corp. (NON)                                                                     25,866,475
            154,700 Pinnacle West Capital Corp.                                                           5,139,134
            348,900 Progress Energy, Inc.                                                                14,577,042
            117,525 Public Power Corp. 144A (Greece) (NON)                                                1,780,805
            169,500 Public Service Enterprise Group, Inc.                                                 6,520,665
            124,900 Puget Energy, Inc.                                                                    2,637,888
             92,600 SCANA Corp.                                                                           2,939,124
          1,909,100 Sierra Pacific Resources (NON)                                                        7,044,579
            444,000 Southern Co. (The)                                                                   12,915,960
             94,600 Teco Energy, Inc.                                                                     1,020,734
            604,300 TXU Corp.                                                                            12,037,656
             82,200 Wisconsin Energy Corp.                                                                2,164,326
            560,930 XCEL Energy, Inc.                                                                     7,583,774
                                                                                                      -------------
                                                                                                        305,297,788

Natural Gas Utilities (7.8%)
-------------------------------------------------------------------------------------------------------------------
             32,000 Energen Corp.                                                                         1,049,600
            142,800 Equitable Resources, Inc.                                                             5,486,376
             76,939 KeySpan Corp.                                                                         2,605,924
            193,046 Kinder Morgan Management, LLC (NON)                                                   6,619,547
             36,348 Kinder Morgan, Inc.                                                                   1,709,083
            141,500 MDU Resources Group, Inc.                                                             4,211,040
             78,500 National Fuel Gas Co.                                                                 1,841,610
            374,152 NiSource, Inc.                                                                        7,071,473
             66,600 NUI Corp.                                                                               937,062
            125,235 ONEOK, Inc.                                                                           2,375,708
             53,600 Piedmont Natural Gas Co., Inc.                                                        2,002,496
             56,400 Questar Corp.                                                                         1,703,280
             92,600 Sempra Energy                                                                         2,485,384
             75,800 South Jersey Industries, Inc.                                                         2,651,484
             95,000 Vectren Corp.                                                                         2,208,750
                                                                                                      -------------
                                                                                                         44,958,817

Other (1.1%)
-------------------------------------------------------------------------------------------------------------------
             70,999 S&P 500 Index Depositary Receipts (SPDR Trust Series 1)                               6,525,518

Regional Bells (7.8%)
-------------------------------------------------------------------------------------------------------------------
            430,000 BellSouth Corp.                                                                      10,960,700
            758,700 SBC Communications, Inc. (SEG)                                                       17,723,232
            434,700 Verizon Communications, Inc.                                                         16,249,086
                                                                                                      -------------
                                                                                                         44,933,018

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
             59,800 Advantest Corp. ADR (Japan)                                                             496,938

Telecommunications (17.5%)
-------------------------------------------------------------------------------------------------------------------
             49,260 AT&T Corp.                                                                              839,883
            714,400 AT&T Wireless Services, Inc. (NON)                                                    4,615,024
             54,600 BCE, Inc. (Canada)                                                                    1,082,172
            546,830 BT Group PLC (United Kingdom)                                                         1,566,544
             98,700 CenturyTel, Inc.                                                                      2,906,715
            151,600 Citizens Communications Co. (NON)                                                     1,656,988
            257,500 Deutsche Telekom AG (Germany) (NON)                                                   3,442,076
            144,330 Hellenic Telecommunication Organization SA (Greece)                                   1,546,017
                333 Japan Telecom Holdings Co., Ltd. (Japan)                                                910,416
            254,799 Koninklijke (Royal) KPN NV (Netherlands) (NON)                                        1,694,456
             78,350 KT Corp. (South Korea)                                                                3,219,156
                320 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                    1,121,771
              4,750 NTT DoCoMo, Inc. (Japan)                                                              9,799,564
            400,834 Orange SA (France) (NON)                                                              3,211,259
            523,100 Portugal Telecom SGPS SA ADR (Portugal)                                               3,703,548
             19,100 SK Telecom Co., Ltd. (South Korea)                                                    2,657,802
             28,500 Sprint Corp. (FON Group)                                                                328,035
             11,700 Swisscom AG (Switzerland)                                                             3,619,847
             25,156 TDC A/S (Denmark)                                                                       625,940
            488,330 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      1,308,025
            850,050 Telecom Italia Mobile SpA (Italy)                                                     4,002,610
          1,016,850 Telecom Italia SpA (Italy)                                                            8,305,281
            702,637 Telefonica SA (Spain) (NON)                                                           7,769,463
             47,600 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                            1,437,996
            398,019 Telstra Corp., Ltd. (Australia)                                                       1,048,125
         14,152,600 Vodafone Group PLC (United Kingdom)                                                  27,934,076
                                                                                                      -------------
                                                                                                        100,352,789

Water Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------------
            339,800 Philadelphia Suburban Corp.                                                           7,696,470
                                                                                                      -------------
                    Total Common Stocks (cost $527,148,472)                                            $513,144,449

CORPORATE BONDS AND NOTES (9.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
           $305,000 AT&T Broadband Corp. company guaranty 9.455s, 2022                                     $406,864
            430,000 AT&T Broadband Corp. company guaranty 8 3/8s, 2013                                      524,631
                                                                                                      -------------
                                                                                                            931,495

Electric Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------
            680,000 AEP Texas Central Co. 144A notes 5 1/2s, 2013                                           708,662
            330,000 Alabama Power Co. notes 5 1/2s, 2017                                                    350,203
            430,000 Alabama Power Co. sr. notes Ser. S, 5 7/8s, 2022                                        452,882
            170,000 Appalachian Power Co. notes 3.6s, 2008                                                  169,929
             95,000 CenterPoint Energy Resources Corp. debs. 8.9s, 2006                                     106,927
            120,000 CenterPoint Energy Resources Corp. notes 7 3/4s, 2011                                   133,500
            430,000 Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                            527,742
            700,000 Consolidated Edison Co. of New York debs. Ser. B, 7.15s, 2009                           826,014
            805,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                                 889,287
          1,530,000 Dominion Resources, Inc. sr. notes 8 1/8s, 2010                                       1,847,864
            715,000 DTE Energy Co. sr. notes 7.05s, 2011                                                    823,751
            105,000 DTE Energy Co. sr. notes 6 3/8s, 2033                                                   108,206
            120,000 Duke Energy Corp. 144A 1st mtge. 3 3/4s, 2008                                           121,235
            490,000 Duquesne Light Co. 1st mtge. Ser. O, 6.7s, 2012                                         559,599
          1,535,000 FirstEnergy Corp. notes Ser. B, 6.45s, 2011                                           1,659,418
            700,000 Florida Power & Light Co. 1st mtge. 5 5/8s, 2034                                        704,662
            535,000 Florida Power Corp. 1st mtge. 5.9s, 2033                                                555,951
            975,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     653,250
            400,000 National Rural Utilities Cooperative Finance Corp. coll. trust 6s, 2006                 439,195
             20,000 National Rural Utilities Cooperative Finance Corp. coll. trust 3s, 2006                  20,291
            945,000 New Century Energies, Inc. coll. trust 6 3/8s, 2005                                   1,033,917
            880,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             1,037,821
            535,000 NiSource Finance Corp. company guaranty 7 7/8s, 2010                                    647,167
          1,610,000 Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                1,640,128
            605,000 Pepco Holdings, Inc. 144A notes 5 1/2s, 2007                                            644,857
            515,000 PP&L Capital Funding, Inc. company guaranty Ser. D, 8 3/8s, 2007                        599,214
            245,000 Progress Energy, Inc. sr. notes 6 3/4s, 2006                                            270,244
            655,000 Progress Energy, Inc. sr. notes 6.05s, 2007                                             718,097
            195,000 PSEG Power, LLC company guaranty 8 5/8s, 2031                                           256,516
            625,000 PSEG Power, LLC company guaranty 6.95s, 2012                                            713,087
            240,000 Public Service Electric & Gas Co. 1st mtge. FRN 6 3/8s, 2008                            268,214
            540,000 South Carolina Electric & Gas Co. 1st mtge. 5.8s, 2032                                  557,886
            860,000 Tampa Electric Co. notes 6 7/8s, 2012                                                   979,494
            125,000 Teco Energy, Inc. notes 7s, 2012                                                        121,250
            110,000 Virginia Electric & Power Co. sr. notes 4 3/4s, 2013                                    111,428
                                                                                                      -------------
                                                                                                         21,257,888

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Duke Energy Field Services, LLC notes 7 7/8s, 2010                                      192,778
            650,000 Duke Energy Field Services, LLC notes 5 3/4s, 2006                                      685,584
             45,000 KeySpan Corp. notes 7 5/8s, 2010                                                         54,348
            260,000 National Fuel Gas Co. notes 5 1/4s, 2013                                                262,789
            250,000 Southern California Gas Co. 1st mtge. 4.8s, 2012                                        255,628
            245,000 Texas Eastern Transmission LP sr. notes 7s, 2032                                        273,775
                                                                                                      -------------
                                                                                                          1,724,902

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Canadian Natural Resources, Ltd. sr. notes 5.45s, 2012 (Canada)                         253,486
            110,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                                 136,190
             85,000 Devon Financing Corp. ULC company guaranty 6 7/8s, 2011                                  97,765
            225,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                      250,743
            430,000 MidAmerican Energy Holdings Co. sr. notes 4 5/8s, 2007                                  442,174
             90,000 Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                                        90,903
                                                                                                      -------------
                                                                                                          1,271,261

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            345,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    368,288

Regional Bells (0.4%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Ameritech Capital Funding company guaranty 6 1/4s, 2009                                 275,155
            390,000 Bellsouth Capital Funding notes 7 3/4s, 2010                                            474,462
            670,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                 743,700
            865,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       1,011,460
                                                                                                      -------------
                                                                                                          2,504,777

Telecommunications (3.4%)
-------------------------------------------------------------------------------------------------------------------
            410,000 AT&T Corp. sr. notes FRN 8s, 2031                                                       456,491
            375,000 AT&T Corp. sr. notes FRN 7.3s, 2011                                                     411,458
            160,000 AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031                                     199,238
          2,270,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,615,276
            265,000 British Telecommunications PLC bonds 8 7/8s, 2030 (United Kingdom)                      352,533
          1,525,000 British Telecommunications PLC notes 8 3/8s, 2010 (United Kingdom)                    1,870,891
            715,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                           779,334
            750,000 Citizens Communications Co. notes 9 1/4s, 2011                                          947,945
            330,000 Citizens Communications Co. sr. notes 7 5/8s, 2008                                      385,560
            410,000 Deutsche Telekom International Finance BV bonds 8s,
                    2010 (Netherlands)                                                                      494,194
          1,270,000 Deutsche Telekom International Finance BV company guaranty
                    8 3/4s, 2030 (Netherlands)                                                            1,547,000
            730,000 France Telecom notes 10s, 2031 (France)                                                 970,985
            935,000 France Telecom notes 7 3/4s, 2011 (France)                                            1,143,467
            215,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8 3/8s, 2030 (Netherlands)                  271,915
             55,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8s, 2010 (Netherlands)                       65,940
            715,000 Sprint Capital Corp. company guaranty 7.9s, 2005                                        757,900
          1,075,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                      994,375
          2,375,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                    2,422,500
            875,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                               944,943
            205,000 Vodafone Group PLC notes 7 5/8s, 2005 (United Kingdom)                                  225,408
          1,255,000 Vodafone Group PLC notes 7 3/4s, 2010 (United Kingdom)                                1,516,299
             90,000 Vodafone Group PLC bonds 6 1/4s, 2032 (United Kingdom)                                   95,958
                                                                                                      -------------
                                                                                                         19,469,610

Telephone (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,030,000 New England Telephone & Telegraph Co. debs. 7 7/8s, 2029                              5,045,165
            105,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          107,625
            950,000 Telefonica Europe BV company guaranty 7 3/4s, 2010 (Netherlands)                      1,143,025
            200,000 Voicestream Wireless Corp./Voicestream Wireless Capital
                    Corp. sr. disc. notes stepped-coupon zero % (11 7/8s, 11/15/04),
                    2009 (STP)                                                                              190,000
                                                                                                      -------------
                                                                                                          6,485,815
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $50,181,103)                                  $54,014,036

COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $132,890 Chase Manhattan Bank-First Union National Ser. 99-1,
                    Class A1, 7.134s, 2031                                                                 $146,818
            365,534 LB-UBS Commercial Mortgage Trust Ser. 00-C4,
                    Class A1, 7.18s, 2009                                                                   410,737
            239,266 TIAA Retail Commercial Mortgage Trust Ser. 99-1,
                    Class A, 7.17s, 2032                                                                    263,537
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $817,107)                              $821,092
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $94,758 Federal National Mortgage Association Pass-Through Certificates 7s,
                    November 1, 2031                                                                       $100,118
            175,000 U.S. Treasury Bonds 4s, November 15, 2012                                               177,235
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $274,340)                           $277,353

SHORT-TERM INVESTMENTS (7.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $34,272,503 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40% and due dates ranging
                    from May 1, 2003 to June 23, 2003 (d)                                               $34,260,297
          7,445,635 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 2.625% and due dates ranging
                    from May 1, 2003 to June 16, 2003 (d)                                                 7,445,635
                                                                                                      -------------
                    Total Short-Term Investments (cost $41,705,932)                                     $41,705,932
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $620,126,954)                                              $609,962,862
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $574,842,876.

(NON) Non-income-producing security.

(STP) The interest and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at April 30, 2003, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 2003 (Unaudited)
(aggregate face value $6,750,291)

                                                                    Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollar         $165,623        $159,841     6/18/03        $5,782
Canadian Dollar          1,755,390       1,686,031     6/18/03        69,359
Danish Krone               293,113         288,295     6/18/03         4,818
Hong Kong Dollar         2,343,740       2,343,571     6/18/03           169
Japanese Yen               451,673         458,709     6/18/03        (7,036)
Swedish Krona            1,872,270       1,813,844     6/18/03        58,426
------------------------------------------------------------------------------
                                                                    $131,518
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2003 (Unaudited)
(aggregate face value $11,478,883)

                                                                    Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
British Pound              $36,650         $35,975     6/18/03         $(675)
Euro                     9,018,053       8,685,460     6/18/03      (332,593)
Mexican Peso               760,182         682,254     6/18/03       (77,928)
New Zealand Dollar         485,996         485,944     6/18/03           (52)
Swiss Franc              1,582,743       1,589,250     6/18/03         6,507
------------------------------------------------------------------------------
                                                                   $(404,741)
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2003 (Unaudited)

                                                                    Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Note
5 yr (Short)            $1,365,000      $1,361,388      Jun-03       $(3,612)
U.S. Treasury Note
10 yr (Short)              575,625         571,997      Jun-03        (3,628)
------------------------------------------------------------------------------
                                                                     $(7,240)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $32,794,786 of securities
on loan (identified cost $620,126,954) (Note 1)                                $609,962,862
-------------------------------------------------------------------------------------------
Cash                                                                                  2,780
-------------------------------------------------------------------------------------------
Foreign currency (cost $10) (Note 1)                                                      9
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,698,004
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              254,453
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             145,061
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                             1,503
-------------------------------------------------------------------------------------------
Total assets                                                                    613,064,672

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 8,594
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,291,929
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          832,920
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        928,799
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           96,862
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       105,527
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,280
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              181,876
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                418,284
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               36,191
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               34,260,297
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               59,237
-------------------------------------------------------------------------------------------
Total liabilities                                                                38,221,796
-------------------------------------------------------------------------------------------
Net assets                                                                     $574,842,876

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $830,303,530
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (530,432)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (244,497,112)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (10,433,110)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $574,842,876

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($462,064,534 divided by 64,033,616 shares)                                           $7.22
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.22)*                                $7.66
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($105,174,717 divided by 14,662,604 shares)**                                         $7.17
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,447,180 divided by 479,956 shares)**                                              $7.18
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,156,445 divided by 576,911 shares)                                                $7.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.20)*                                $7.46
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $129,934)                                       $8,288,382
-------------------------------------------------------------------------------------------
Interest                                                                          3,524,005
-------------------------------------------------------------------------------------------
Securities lending                                                                   73,688
-------------------------------------------------------------------------------------------
Total investment income                                                          11,886,075

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,961,727
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      571,244
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,797
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,856
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               572,463
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               526,206
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                16,983
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                16,198
-------------------------------------------------------------------------------------------
Other                                                                               281,529
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,969,003
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (98,470)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,870,533
-------------------------------------------------------------------------------------------
Net investment income                                                             8,015,542
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                               (73,899,390)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (97,498)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,297,440)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                       (113,684)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                               117,379,859
-------------------------------------------------------------------------------------------
Net gain on investments                                                          41,971,847
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $49,987,389
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $8,015,542           $21,597,161
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (75,294,328)         (164,816,045)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          117,266,175          (121,647,675)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             49,987,389          (264,866,559)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,286,693)          (17,845,811)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,282,787)           (3,176,354)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (41,053)              (92,301)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (58,429)             (138,941)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (1,896,919)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (337,630)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (9,811)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (14,769)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (50,820,303)         (201,791,213)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (9,501,876)         (490,170,308)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   584,344,752         1,074,515,060
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment income of $530,432 and undistributed net investment income
of $122,988, respectively)                                           $574,842,876          $584,344,752
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance                (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.71        $9.56       $13.86       $14.06       $13.62       $12.49
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .10          .23          .25          .36          .39          .37
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52        (2.84)       (2.73)         .75          .87         2.14
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .62        (2.61)       (2.48)        1.11         1.26         2.51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.22)        (.25)        (.38)        (.39)        (.38)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)        (.93)        (.43)       (1.00)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.04)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.11)        (.24)       (1.82)       (1.31)        (.82)       (1.38)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.22        $6.71        $9.56       $13.86       $14.06       $13.62
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.32*      (27.73)      (20.40)        9.04         9.49        21.06
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $462,065     $469,497     $846,231   $1,128,437   $1,000,789     $825,884
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .62*        1.12         1.05         1.01         1.00         1.05
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.46*        2.68         2.14         2.78         2.80         2.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.84*       44.93        91.91        29.42        17.58        23.64
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67        $9.51       $13.78       $13.98       $13.54       $12.42
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .08          .16          .16          .26          .28          .28
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .50        (2.82)       (2.70)         .74          .87         2.12
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .58        (2.66)       (2.54)        1.00         1.15         2.40
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.16)        (.17)        (.27)        (.28)        (.28)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)        (.93)        (.43)       (1.00)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.08)        (.18)       (1.73)       (1.20)        (.71)       (1.28)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.17        $6.67        $9.51       $13.78       $13.98       $13.54
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.81*      (28.35)      (20.93)        8.19         8.69        20.19
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $105,175     $107,158     $213,564     $335,411     $566,426     $706,220
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.87         1.80         1.76         1.75         1.80
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.09*        1.92         1.39         2.06         2.06         2.13
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.84*       44.93        91.91        29.42        17.58        23.64
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                             April 30                                        July 26, 1999+
operating performance               (Unaudited)           Year ended October 31        to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67        $9.51       $13.79       $14.04       $14.34
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .07          .16          .16          .25          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52        (2.82)       (2.70)         .74         (.26)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .59        (2.66)       (2.54)         .99         (.19)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.16)        (.18)        (.31)        (.11)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)        (.93)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.03)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.08)        (.18)       (1.74)       (1.24)        (.11)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.18        $6.67        $9.51       $13.79       $14.04
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.96*      (28.37)      (20.93)        8.12        (1.33)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,447       $3,332       $6,028       $4,734         $486
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.87         1.80         1.76          .47*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.08*        1.93         1.38         1.94          .53*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.84*       44.93        91.91        29.42        17.58
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.70        $9.55       $13.83       $14.03       $13.60       $12.47
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .08          .18          .19          .29          .32          .32
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .51        (2.83)       (2.71)         .75          .86         2.13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .59        (2.65)       (2.52)        1.04         1.18         2.45
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.18)        (.20)        (.31)        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)        (.93)        (.43)       (1.00)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.09)        (.20)       (1.76)       (1.24)        (.75)       (1.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.20        $6.70        $9.55       $13.83       $14.03       $13.60
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.91*      (28.16)      (20.72)        8.49         8.87        20.54
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,156       $4,358       $8,692      $13,320      $14,045      $13,828
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.62         1.55         1.51         1.50         1.55
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.21*        2.17         1.64         2.28         2.30         2.40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.84*       44.93        91.91        29.42        17.58        23.64
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $32,794,786. The fund received cash collateral of $34,260,297 which is pooled with collateral of other Putnam funds into 45 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended April 30, 2003, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $166,677,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2010.

The aggregate identified cost on a tax basis is $622,646,233, resulting in gross unrealized appreciation and depreciation of $56,331,674 and $69,015,045, respectively, or net unrealized depreciation of $12,683,371.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2003, the fund's expenses were reduced by $98,470 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,226 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter received net commissions of $18,464 and $238 from the sale of class A and class M shares, respectively, and received $104,148 and $210 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter received $414 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $147,523,843 and $205,634,280, respectively. Purchases and sales of U.S. government obligations aggregated $174,262 and $--, respectively.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,525,782         $21,487,266
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               465,168           6,442,062
---------------------------------------------------------------------------
                                             3,990,950          27,929,328

Shares repurchased                          (9,978,403)        (68,766,253)
---------------------------------------------------------------------------
Net decrease                                (5,987,453)       $(40,836,925)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,179,092         $52,428,681
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,539,397          13,837,250
---------------------------------------------------------------------------
                                             7,718,489          66,265,931

Shares repurchased                         (26,174,107)       (213,238,251)
---------------------------------------------------------------------------
Net decrease                               (18,455,618)      $(146,972,320)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,421,178          $9,457,327
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                82,271           1,135,014
---------------------------------------------------------------------------
                                             1,503,449          10,592,341

Shares repurchased                          (2,912,864)        (19,962,475)
---------------------------------------------------------------------------
Net decrease                                (1,409,415)        $(9,370,134)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,820,415         $24,052,687
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               274,368           2,460,936
---------------------------------------------------------------------------
                                             3,094,783          26,513,623

Shares repurchased                          (9,481,614)        (78,122,877)
---------------------------------------------------------------------------
Net decrease                                (6,386,831)       $(51,609,254)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     94,650            $648,947
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,402              33,895
---------------------------------------------------------------------------
                                                97,052             682,842

Shares repurchased                            (116,360)           (796,878)
---------------------------------------------------------------------------
Net decrease                                   (19,308)          $(114,036)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    273,199          $2,377,216
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,784              69,849
---------------------------------------------------------------------------
                                               280,983           2,447,065

Shares repurchased                            (415,409)         (3,499,593)
---------------------------------------------------------------------------
Net decrease                                  (134,426)        $(1,052,528)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     85,613            $571,101
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,929              54,290
---------------------------------------------------------------------------
                                                89,542             625,391

Shares repurchased                            (163,513)         (1,124,599)
---------------------------------------------------------------------------
Net decrease                                   (73,971)          $(499,208)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     95,720            $782,640
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,297             110,075
---------------------------------------------------------------------------
                                               108,017             892,715

Shares repurchased                            (367,706)         (3,049,826)
---------------------------------------------------------------------------
Net decrease                                  (259,689)        $(2,157,111)
---------------------------------------------------------------------------


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Joshua A. Brooks
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA026-88646  840/884/869  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003